John Hancock Funds II

Emerging Markets Debt Fund

Supplement dated 8-9-13 to the Statement of Additional Information dated 1-1-13, as supplemented

In the section “Organization of John Hancock Funds II,” the last sentence of the first paragraph is revised and restated as follows:

Each of the Funds and Portfolios is a diversified series of JHF II, except for Emerging Markets Debt Fund, Financial Services Fund, Global Bond Fund, Real Estate Securities Fund and Science & Technology Fund, each of which is a non-diversified series of JHF II.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for your future reference.